UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2008

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 W. Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(b)	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 29, 2008, Noble International, Ltd. (the “Company”) provided written notice to Nasdaq that the resignation of independent director Larry R. Wendling (as described in Item 5.02(b) of this Current Report on Form 8-K) resulted in noncompliance with (a) Marketplace Rule 4350(d)(2) which requires that the Company’s audit committee be comprised of at least three members, and (b) Marketplace Rule 4350(c)(1), which requires that a majority of the Company’s Board of Directors be “independent” as defined in Marketplace Rule 4200. In such letter, the Company indicated its intent to submit by March 13, 2008 a plan and timetable to cure these deficiencies.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Resignation of Director.

On February 29, 2008, Larry R. Wendling resigned as a member of the Board of Directors of the Company and each of its committees on which he served.

(e)	Compensatory Arrangements of Certain Officers.

On July 3, 2007, the Company filed a Current Report on 8-K in which it disclosed that certain officers, including the principal executive officer and principal financial officer, were granted restricted stock awards under the Company’s 2001 Stock Incentive Plan. Under the terms of each grant, the restricted stock awards were subject to a two-year vesting period. On February 29, 2008, the compensation committee of the Board of Directors of the Company formally approved the waiver of the restrictions and vesting requirements of such awards. As a result all such shares were deemed fully earned, vested and unrestricted as of February 29, 2008.

The foregoing description of the restricted stock awards does not purport to be complete and is qualified in its entirety by reference to the Company’s Current Report on Form 8-K filed on July 3, 2007, including attachments, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 29, 2008, the Company’s Board of Directors approved amendments to the Company’s Bylaws which reduce the minimum number of members of the Board of Directors from seven (7) to five (5), and shorten the notice period for special meetings of the Board to 24 hours by facsimile or other electronic notice and 12 hours by personal or telephonic notice. The Bylaws previously required forty-eight (48) hours for notice delivered by telegraph or cable.

A copy of the full text of the provisions as amended is included as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 3, 2008, the Company issued a press release announcing its quarterly dividend of $0.08 per share, to be paid March 31, 2008 to stockholders of record on March 13, 2008. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are being furnished herewith:

3.1	Amendments to Amended and Restated Bylaws of Noble International, Ltd.

99.1	Noble International, Ltd. press release announcing its quarterly dividend, dated March 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(Registrant)

Date: March 3, 2008	By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Vice President and General Counsel-N.A.

EXHIBIT INDEX

No.	Description of Exhibit
3.1	Amendments to Amended and Restated Bylaws of Noble International, Ltd.

99.1	Noble International, Ltd. press release announcing its quarterly dividend, dated March 3, 2008.